SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2001


                                    HMSR INC.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                             0-19410                              04-3216862
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  (State or Other Jurisdiction           (Commission File Number)                (I.R.S. Employer
        of Incorporation)                                                        Identification No.)


                140 Locke Drive, Marlborough, Massachusetts 01752
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               (Address of principal executive offices) (Zip Code)


                                 (508) 490-9500
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                Registrant's telephone number including area code



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         (Former name or former address, if changed since last report.)




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Item  5.       Other Events.

        On November 15, 2001, HMSR Inc. (the "Company") issued a press release announcing that it has signed a definitive agreement to merge with Point Therapeutics, Inc (the "Press Release"). The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

       (c)     Exhibits

               Exhibit No.              Description
               -----------              -----------
                    99.1                Press Release dated November 15, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 15, 2001                  HMSR INC.



                                          By:     /s/ John F. McGuire, III
                                                  ------------------------
                                                  Name:  John F. McGuire, III
                                                  Title: Executive Officer




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                                  Exhibit Index
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             Exhibit No.                        Exhibit
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                 99.1                Press Release dated November 15, 2001